UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 26, 2007
MYLAN LABORATORIES INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-9114	25-1211621
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1500 Corporate Drive
Canonsburg, PA 15317
(Address of principal executive offices)
(724) 514-1800
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01. Other Events.
     On March 26, 2007, Mylan Laboratories Inc., a Pennsylvania corporation (the “Company”) was notified that the U.S. District Court for the District of Columbia has enjoined the U.S. Food and Drug Administration (FDA) from approving any additional Abbreviated New Drug Applications (ANDAs) for Amlodipine Besylate Tablets, 2.5 mg (base), 5 mg (base) and 10 mg (base) from April 11, 2007 until at least April 13, 2007. A copy of the Court’s order is attached hereto as Exhibit 99.1, and a copy of the Company’s press release dated March 27, 2007, relating to the order is attached hereto as Exhibit 99.2.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits.

Exhibit No.	Description

99.1	Order of the United States District Court for the District of Columbia (Civil Action No. 07-579 (RUM)), dated March 26, 2007.

99.2	Press release of the registrant dated March 27, 2007.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYLAN LABORATORIES INC.

Date: March 27, 2007	By:	/s/ Edward J. Borkowski

Edward J. Borkowski Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Order of the United States District Court for the District of Columbia (Civil Action No. 07-579 (RUM)), dated March 26, 2007.

99.2	Press release of the registrant dated March 27, 2007.